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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 12, 2007

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                                  GUESS?, INC.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-11893                  95-3679695
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

             1444 S. Alameda Street,
             Los Angeles, California                               90021
     (Address of principal executive offices)                    (Zip Code)

                                 (213) 765-3100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Guess?, Inc. (the "Company") issued a press release on February 14, 2007, announcing the Company's financial results for the quarter and year ended December 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02 is being furnished under Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01    OTHER EVENTS.

On February 12, 2007, the Board of Directors of the Company approved (i) a 2-for-1 stock split to be effected in the form of a 100% stock dividend and (ii) the initiation of a quarterly cash dividend of $0.12 per share on the Company's common stock (the "Common Stock"). Each shareholder of record at the close of business on February 26, 2007 will be issued one additional share of Common Stock for every share of Common Stock owned as of that time. The additional shares will be distributed on or about March 12, 2007. The cash dividend is payable on March 12, 2007 to shareholders of record as of the close of business on February 26, 2007 and will be paid on a pre-split basis. A copy of the press release announcing the stock split and cash dividend is filed herewith as
Exhibit 99.2.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     EXHIBITS.

99.1 Press release of Guess?, Inc. dated February 14, 2007 (financial results for the quarter and year ended December 31, 2006)

99.2 Press release of Guess?, Inc. dated February 14, 2007 (stock split and quarterly cash dividend)

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 14, 2007                  GUESS?, INC.


                                           /s/ Carlos Alberini
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                                           Carlos Alberini
                                           President and Chief Operating Officer

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                                  EXHIBIT INDEX
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Exhibit No.  Description
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99.1         Press release of Guess?, Inc. dated February 14, 2007 (financial results for the quarter and year ended December 31, 2006)

99.2 Press release of Guess?, Inc. dated February 14, 2007 (stock split and quarterly cash dividend)

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